Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; and (ix) future terrorist attacks.

AGENDA First Quarter 2004 Financial Highlights Q&A

Three Months Ended 3/31/04 and 3/31/03 Highlights ($ in millions, except per share data) Quota share reinsurance agreements were entered into effective April 1, 2003 and January 1, 2004 covering all lines of business whereby $38.9 million of net earned premium and $22.8 million in loss and loss adjustment expenses were ceded, $15.3 million in ceding commission was earned and diluted earnings per share were decreased by $0.05 during the first quarter of 2004. March 31, 2004 March 31, 2003 Change Gross Written Premiums $252.4 $193.3 30.6% Net Earned Premiums $168.8 (1) $148.4 13.7% Net Investment Income $10.0 $9.8 2.0% Net Income $25.0 (1) $13.2 89.4% After Tax Net Realized Investment Gain (Loss) $1.2 $(0.7) Loss & LAE Ratio 57.0% 60.9% Expense Ratio 28.1% 31.3% Combined Ratio 85.1% 92.2% Diluted Earnings Per Share $1.08 $0.59 83.1% After Tax Realized Investment Gain (Loss) Per Share $0.05 $(0.03) Weighted Average Shares & Share Equivalents Outstanding 23,100,881 22,427,821

First Quarter Highlights For the Three Months % Ended March 31, Increase 2004 2003 (Decrease) Net Operating Income ........................................ $23.9 $14.0 70.7% A-T Realized Investment Gains (Losses)................... $1.1 $(0.8) Net Income....................................................... $25.0 $13.2 89.4% Diluted Operating Earnings Per Share................... $1.03 $0.62 66.1% A-T Realized Investment Gains (Losses) Per Share... $0.05 $(0.03) Diluted Earnings Per Share.................................. $1.08 $0.59 83.1% Net Loss and Loss Adjustment Expense Ratio.......... 57.0% 60.9% Acquisition and Underwriting Expense Ratio.......... 28.1% 31.3% Combined Ratio 85.1% 92.2% Net Cash Provided by Operating Activities............ $107.3 $82.0 (in millions, except per share data)

First Quarter Highlights As of, March 31, December 31, % 2004 2003 Increase Total Shareholders' Equity .......................... $576.5 $543.7 6.0% Book Value per Share.................................. $26.16 $24.71 5.9% Return on Tangible Shareholders' Equity(1)...... 14.3% 12.8% 11.7% Shares Outstanding.................................... 22,033,897 22,007,552 0.1% (in millions, except share and per share data) (1) Excludes realized investment gain (loss) and accumulated other comprehensive income.

1st Quarter 2004 Gross Written Premiums by Segment For the Three Months Ended March 31, % 2004 2003 Increase Segment Commercial Lines ............................. $175.0 $127.9 36.9% Specialty Lines.................................. 47.4 40.4 17.3% Personal Lines.................................... 30.0 25.0 19.9% Total.............................................. $252.4 $193.3 30.6% (in millions)

Commercial Lines Segment 69.3% of 1st Quarter 2004 GWP 75% 3 to 5 year growth potential Gross Written Premiums 1998 1999 2000 2001 2002 2003 1Q03 1Q04 Commercial Auto 85.7 89.4 81.6 85 71.7 76.1 11.1 24.7 Commercial Package 79.1 90 136.6 207.8 364.6 535.6 106.7 138.7 Specialty Property 1.1 21.6 21.3 23.2 36.7 50.6 10.1 11.6 $165.9 $201.0 $239.5 $316.0 4 Year CAGR 23.7% 5 Year CAGR 46.6% 5 Year CAGR -2.4% (in millions) $662.3 $473.0 $127.9 $175.0

Specialty Lines Segment 1998 1999 2000 2001 2002 2003 1Q03 1Q04 30.4 48.5 68.2 79.3 110.2 154.1 40.4 47.4 18.8% of 1st Quarter 2004 GWP 75% 3 to 5 year growth potential CAGR 1998-2003 = 38.4% Gross Written Premiums (Professional Liability) (in millions)

Gross Written Premiums 1999 2000 2001 2002 2003 1Q03 1Q04 Manufactured Housing 17.3 37.2 40.2 38.4 52.4 16.7 20.8 Flood 5.3 10 13.4 15.9 20.1 3.4 4.3 Homeowners 2.8 7 24.7 26.2 17.1 4.9 4.9 $54.2 $78.3 11.9% of 1st Quarter 2004 GWP 50% 3 to 5 year growth potential Personal Lines $25.4 4 year CAGR 57.2% 4 year CAGR 39.6% 4 year CAGR 31.9% (in millions) $80.5 $89.6 $25.0 $30.0

Gov't. 0.3 Corp. Bonds 14.2 Common Stock 7.3 All Other 1.1 Cash Equivalents 4.4 Municpal Bonds 39.7 CMO 3.5 MBS 13.8 Other Structured Securities 12.1 Agency Bonds 3.6 High Quality Investment Portfolio Corporate Bonds Common Stock Cash Equivalents Municipal Bonds As of March 31, 2004 Portfolio market value - $1,357.2mm Fixed income securities Average lowest rating AA+ Portfolio duration 3.9 years 4.8% taxable equivalent yield Quality long-term growth stocks 4.4% 12.1% 39.7% 7.3% All Other 1.1% 3.6% Agency Bonds 14.2% MBS Government Bonds 0.3% 3.5% 13.8% CMO Other Structured Securities

Net Investment Income 1999 2000 2001 2002 2003 1Q03 1Q04 20.7 25.8 32.4 37.5 38.8 9.8 10 (in millions) 4 Year CAGR: 17.0% Effective Tax Rate 25.7% 27.0% 30.1% 28.3% 23.4% 25.9% 21.0%

Selected Operating Statistics Operating Statistics Renewal Retention (Quoted) Commercial Lines - 95.6% Specialty Lines - 98.6% Personal Lines - 93.5% Rate Increases Commercial Lines - 4.3% (Q/Q) Specialty Lines - 2.8% (Q/Q) Personal Lines - 13.4% (Q/Q) New Business Growth (Count), excluding Personal Lines 1Q: 03 - 6,065 1Q: 04 - 7,160 18.1% increase

Selected Operating Statistics Preferred Agents Total GWP Growth - $58.2 million (Q/Q); 21.5% increase Renewal Retention (Quoted) - 86.8% New Business 2004 - $12.0 million GWP; 46.3% increase Employee Statistics Totals 03/31/04 906 20.8% increase 03/31/03 750 Total GWP Per Employee 2004 vs. 2003 2004 $1.2 million 9.1% increase 2003 $1.1 million

Drivers of Future Growth National presence - 36 offices / Mixed marketing New product offerings Disruption in the industry Insolvencies ? Rating downgrades ? Mergers Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15% premium growth

Philadelphia Consolidated Holding Corp. Founded 1962